Investor HighlightsMANAGEMENT PRESENTATION MAY 23, 2017

2 LEGAL DISCLOSURES Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of our strategies, plans or intentions. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal” or other words that convey the uncertainty of future events or outcomes. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic and real estate conditions that may impact our business. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, May 23, 2017. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report for the year ended December 31, 2016 and the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies.

SFR Industry Overview 3 OPERATIONAL OVERVIEW Cincinnati, OH

4 WHERE WE ARE (1) As of Mar 31, 2017. Percentage leased, average age and average sq. ft. per home exclude held for sale properties. • 48,336 homes • 22 states • 95.1% total leased • Average age of 14 years • Average size of 1,961 sf PORTFOLIO HIGHLIGHTS (1) BALANCED APPROACH

5 HOW WE GOT HERE

6 PROPERTY MANAGEMENT PLATFORM PROPERTIES PROCESSES PEOPLE

7 Revenue Optimization Cost Control Enhanced Customer Experience Constant Improvement Scalability Why Is The Platform So Important? PROPERTY MANAGEMENT PLATFORM • 8,900 homes located in over 20 markets in 12 states • Seamlessly integrated into AMH’s system within 30 days • Dramatically improved margins on acquired properties • Available homes marketed & ready for self‐guided tours  on day one HIGHLIGHTS

AMH Highlights Section 8 PM OPERATIONS Dallas‐Fort Worth, TX

9 CENTRALIZED SUPPORT, LOCAL TOUCH SUPPORT • Control – Underwriting,  pricing, lease  administration • Efficiency – Ability to  operate 7 days a week, 15  hours a day • Consistency – AH4R  University • Innovation – Data driven

10 Operational Support  • Training • Accounting • Maintenance • Call centers • Lease administration Boots on The Ground • Property inspections • Personal tenant interactions CENTRALIZED SUPPORT, LOCAL TOUCH Managerial Oversight • Local district office • District & field managers Salt Lake City District Office Seattle Portland Boise Las Vegas Support Center

11 CENTRALIZED SUPPORT, LOCAL TOUCH LOCAL TOUCH • Superior Customer Service • Tenant retention • Positive tenant  behavior DISTRICT MANAGER LEASING TEAM PROPERTY MANAGEMENT TEAM FIELD TEAM • Eyes on the Assets • 125,000 inspections  yearly • Manage Costs • Ensure quality

12 CENTRALIZED SUPPORT, LOCAL TOUCH FOCUS • Customer Service  • Personal touch • Convenience • Our People • Intentional about culture • Minimizing Vacancy Period • Preservation of Asset Customer Service • Seamless Communication • Training • Turn Revolution • Tenant • Property Management • Vendors: Preferred In House  Services KEY INITIATIVES

13 BEST IN CLASS SYSTEMS West  Division Pricing Marketing Tenant Underwriting LeasingMove‐In PM &  Maintenance Renewal /  Move‐Out Turn Data  & Feedback

14 • Estimates demand  at different price  points • Current demand in  trade area • Monitor demand  during current  marketing period REVENUE OPTIMIZATION BEST IN CLASS SYSTEMS – PRICING TOOL

15 • Visualization of  internal and 3rd party inventory • Identify property  fundamentals  • Surrounding school  data ASSET LEVEL PRICING BEST IN CLASS SYSTEMS – PRICING TOOL

16 OBJECTIVES • Manage costs • Reduce down time • Improve efficiencies BEST IN CLASS SYSTEMS – INSPECTION TOOL

17 PRIMO MANAGE COSTS • Line item visibility &  review • Drive tenant  behavior • Vendor  accountability BEST IN CLASS SYSTEMS – INSPECTION TOOL

18 PRIMO Speed Through Integration Website Accounting Work Flow  Management BEST IN CLASS SYSTEMS – INSPECTION TOOL

19 EFFICIENCIES • Scheduling &  workflow  management • Reduce  administrative time  • Guided task and  inspection script BEST IN CLASS SYSTEMS – INSPECTION TOOL

SFR Industry Overview 20 MARKETING & LEASING Jacksonville, FL

21 ELIMINATING THE TRADITIONAL SFR LEASING MODEL BOTTLENECKS 1. Yard Sign 2. Contact Agent or  Leave Message 3. Schedule Showing  or Call  4. Agent Shows  Home 5. Complete  Application at  Leasing Office 6. Conduct Rental Underwriting 7. Approved Tenant 8. Tenant Move‐In Access Execution Best Case:  8 – 14 days The traditional SFR leasing model quickly showed its limitations in achieving required scale. Information

22 PROPERTY INFORMATION AWARENESS ONLINE SEARCH NEIGHBORHOOD SEARCH MLS NURTURE CAMPAIGNS • Zillow • Realtor.com • Rentals.com • Trulia • Yard sign • Referrals • Nurture campaigns to previous  shoppers

23 PROPERTY INFORMATION

24 DIGITAL TRAFFIC 1.1 2.5 9.6 1.5 3.8 17.2 1.9 4.9 22.9 0 5 10 15 20 25 Unique Users Sessions Pageviews 2014 2015 2016 WEBSITE TRAFFIC (millions) 56.6% of page views in 2016 occurred on mobile devices

25 PROPERTY ACCESS

26 PROPERTY ACCESS CONTACT CENTER • Sales Development teams  are highly accessible to  handle inquiries regarding  our properties, 7 days a  week, 15 hours a day.  • Identify needs, present  product, qualify, create  showings. • Handled 720,000 inbound  sales calls in 2016. Over 300,000 Check Ins in 2016

27 Platform structured to permit high volume of showings PROPERTY ACCESS

28 Over 20,000 new leases executed in 2016 LEASE EXECUTION • Field Leasing  • Underwriting • Lease writing 7 day a week operation

29 Platform structured to provide visibility and transparency to leasing activity LEASE EXECUTION

SFR Industry Overview 30 HOME MAINTENANCE Houston, TX

31 MAINTENANCE OBJECTIVES Property  Preservation Customer  Service Cost Control $

32 MAINTENANCE PROCESS & CHALLENGE Vendor PM Office In‐House Services TENANT Systems Maintenance

33 Intake Diagnosis Resolution MAINTENANCE PROCESS

34 MAINTENANCE PROCESS - INTAKE I n t a k e Online PM Office Call Center

35 GARAGE DOOR • 4 Basic problems • 48 Unique diagnoses • 39 Discoveries • 83 Responses MAINTENANCE PROCESS - DIAGNOSIS

36 Asset  Catalog Appliances HVAC Water  Heaters MAINTENANCE PROCESS - DIAGNOSIS

37 HVAC Supervisor Coordinator Coordinator TRADE  SPECIALIST Coordinator MAINTENANCE PROCESS - DIAGNOSIS

38 Resolution Self‐service In‐House  Services External  Vendor MAINTENANCE PROCESS - RESOLUTION Misaligned Sensors Replace Sensors Garage Door Spring

39 PRIME Maintenance Management MAINTENANCE PROCESS - RESOLUTION

40 COMMUNICATION WEB Vendor PM  Office TENANT Systems Maintenance In‐House Services

41 Vendor PM  Office In‐House  Services PRIME Tenant Maintenance AN INTEGRATED SOLUTION

SFR Industry Overview 42 IN‐HOUSE SERVICES Houston, TX

43 IN-HOUSE SERVICES PROGRAM OBJECTIVE • Reduces costs • Increase customer satisfaction • Property preservation • 70 technicians & vehicles • Cover 90% of our portfolio • More work orders than top 10  vendors combined (YTD 2017) PROGRAM OVERVIEW

44 WORK ORDER & DRIVE TIME State of the art proprietary systems optimize productivity  “Scheduling Assistant” optimizes drives to reduce windshield time

45 WORK ORDER VOLUME State of the art proprietary systems optimize productivity  Real‐time management tools monitor activities

46 FIRST TRIP COMPLETIONS System monitors status of follow‐up jobs  State of the art proprietary systems optimize productivity

47 AUTOMATED CUSTOMER SERVICE SURVEYS Surveys ensure job and customer satisfaction   State of the art proprietary systems optimize productivity

48 VEHICLE LOCATION TRACKING Systems provide management tools  State of the art proprietary systems optimize productivity

AMH Highlights Section 49 Houston, TXFINANCIAL REVIEW

BEST-IN-CLASS PLATFORM = INDUSTRY LEADING METRICS

(Dollars in thousands)	AMH 1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 SFR Peers [1] Range
Adjusted EBITDA Margins						
Total revenues, excluding tenant charge-backs	$ 173,943	$ 200,061	$ 205,249	$ 204,382	$ 205,381	
Property operating expenses, net	(49,048)	(58,739)	(63,116)	(56,562)	(56,393)	
Property management expenses, net	(14,937)	(16,593)	(16,488)	(15,737)	(15,600)	
General & administrative expenses, net	(8,057)	(7,346)	(7,563)	(8,026)	(8,774)	
Other expenses	(1,079)	(1,361)	(2,575)	(1,993)	(629)	
Adjusted EBITDA	$ 100,822	$ 116,022	$ 115,507	$ 122,064	$ 123,985	
Margin	*58.0 %*	*58.0 %*	*56.3 %*	*59.7 %*	*60.4 %*	*~55 % to ~58 %*
Maintenance capex	(6,017)	(8,755)	(10,411)	(6,353)	(6,444)	
Leasing costs	(1,929)	(2,151)	(2,119)	(1,806)	(1,482)	
Adjusted EBITDA after capex & leasing costs	$ 92,876	$ 105,116	$ 102,977	$ 113,905	$ 116,059	
Margin	*53.4 %*	*52.5 %*	*50.2 %*	*55.7 %*	*56.5 %*	*~47 % to ~53 %*
Platform Efficiency Percentage						
Rents & fees from single-family properties	$ 170,192	$ 196,215	$ 200,035	$ 201,395	$ 203,711	
Property management expenses, net	$ 14,937	$ 16,593	$ 16,488	$ 15,737	$ 15,600	
General & administrative expenses, net	8,057	7,346	7,563	8,026	8,774	
Leasing costs	1,929	2,151	2,119	1,806	1,482	
Total platform costs	$ 24,923	$ 26,090	$ 26,170	$ 25,569	$ 25,856	
Platform Efficiency Percentage	14.6 %	13.3 %	13.1 %	12.7 %	12.7 %	*~15 % to ~16 %*

Note: Refer to Defined Terms and Non-GAAP Reconciliations section of this document for definitions of metrics and reconciliations to GAAP.

(1) SFR Peer metrics have been calculated using definitions as outlined in the Defined Terms and Non-GAAP Reconciliations section of this document and are based on publicly available information for the largest comparable single-family rental companies. The operating results of other single-family rental companies may include differing lines of business, which could make these metrics not comparable across companies. Additionally, as other single-family rental companies may not compute these metrics in the same manner, these metrics may not agree to similar metrics reported by them. Other factors may also impact investment returns.

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AMH Highlights Section 51 Las Vegas, NVAPPENDIX

DEFINED TERMS AND NON-GAAP RECONCILIATIONS

EBITDA, Adjusted EBITDA and Adjusted EBITDA after CapEx and Leasing Costs

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. Adjusted EBITDA is a supplemental non-GAAP financial measure calculated by adjusting EBITDA for (1) acquisition fees and costs expensed incurred with recent business combinations and the acquisition of individual properties, (2) net gain or loss on sale / impairment of single-family properties and other, (3) noncash share-based compensation expense, (4) gain or loss on early extinguishment of debt, (5) gain or loss on conversion of convertible units and (6) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value. Adjusted EBITDA after CapEx and Leasing Costs is a supplemental non-GAAP financial measure calculated by adjusting Adjusted EBITDA for (1) maintenance capital expenditures and (2) leasing costs. We consider Adjusted EBITDA and Adjusted EBITDA after CapEx and Leasing Costs to be meaningful financial measures of operating performance because they exclude the impact of various income and expense items that are not indicative of operating performance.

The following is a reconciliation of net (loss) income attributable to common shareholders, determined in accordance with GAAP, to EBITDA, Adjusted EBITDA and Adjusted EBITDA after CapEx and Leasing Costs for the trailing five quarters (amounts in thousands):

	For the Three Months Ended				
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017
Net (loss) income attributable to common shareholders	$ (4,377)	$ (10,404)	$ (21,152)	$ 2,391	$ (1,490)
Dividends on preferred shares	5,569	7,412	13,669	13,587	13,587
Noncontrolling interest	3,836	(761)	7,316	(6,640)	(301)
Net income (loss)	5,028	(3,753)	(167)	9,338	11,796
Interest expense	30,977	35,481	32,851	31,538	31,889
Depreciation and amortization	69,517	79,604	75,392	74,164	73,953
EBITDA	**105,522**	**111,332**	**108,076**	**115,040**	**117,638**
Noncash share-based compensation expense (1)	870	983	891	892	938
Acquisition fees and costs expensed	5,653	3,489	1,757	544	1,096
(Gain) loss on sale / impairment of single-family properties and other, net	(60)	68	(11,115)	1,508	(1,097)
Loss on early extinguishment of debt	-	-	13,408	-	-
Gain on conversion of Series E units	(11,463)	-	-	-	-
Remeasurement of participating preferred shares	300	150	2,490	4,080	5,410
Adjusted EBITDA	**100,822**	**116,022**	**115,507**	**122,064**	**123,985**
Maintenance capex	6,017	8,755	10,411	6,353	6,444
Leasing costs	1,929	2,151	2,119	1,806	1,482
Adjusted EBITDA after capex & leasing costs	**$ 92,876**	**$ 105,116**	**$ 102,977**	**$ 113,905**	**$ 116,059**

(1) Represents total noncash share-based compensation expense, which is included within general and administrative expense and property management expenses.

AMERICAN Homes 4 Rent

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DEFINED TERMS AND NON-GAAP RECONCILIATIONS

Platform Efficiency Percentage

Platform Efficiency Percentage is calculated by dividing management costs, which include (1) property management expenses, net of tenant charge-backs and excluding noncash share-based compensation expense, (2) general and administrative expense, excluding noncash share-based compensation expense and (3) leasing costs, by total portfolio rents and fees.

	For the Three Months Ended				
(Dollars in thousands)	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017
Property management expenses[1]	$ 14,937	$ 16,593	$ 16,488	$ 15,737	$ 15,600
General and administrative expense[2]	8,057	7,346	7,563	8,026	8,774
Leasing costs	1,929	2,151	2,119	1,806	1,482
Total management costs	$ 24,923	$ 26,090	$ 26,170	$ 25,569	$ 25,856
Rents from single-family properties	$ 167,995	$ 193,491	$ 197,137	$ 198,980	$ 201,107
Fees from single-family properties	2,197	2,724	2,898	2,415	2,604
Total portfolio rents and fees	$ 170,192	$ 196,215	$ 200,035	$ 201,395	$ 203,711
Platform Efficiency Percentage	14.6%	13.3%	13.1%	12.7%	12.7%

(1) Excludes noncash share-based compensation expense related to centralized and field property management employees.
(2) Excludes noncash share-based compensation expense related to corporate administrative employees.

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